UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 2, 2013

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Form 8-K/A amends the Current Report on Form 8-K of Sunstone Hotel Investors, Inc. (the “Company”) filed on July 2, 2013. The sole purpose of this Form 8-K/A is to provide financial information regarding the Company’s acquisition of the Boston Park Plaza the “Hotel” as required by Item 9.01, which was not included in the original Form 8-K filing announcing the completed acquisition of the Hotel.

Item 9.01                                           Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

On July 2, 2013, the Company completed its previously announced acquisition of the Hotel for a gross purchase price of $250.0 million, excluding closing costs and prorations. The acquisition was structured as a tax-deferred exchange and was funded with a combination of cash on hand, the remainder of the cash proceeds received from the sale of the Company’s Rochester Portfolio in January 2013, and the assumption of a $119.2 million non-recourse loan secured by the Hotel with a fixed interest rate of 4.402% and a maturity date in February 2018.

The Company purchased the Hotel from RP/HH Park Plaza, Limited Partnership. RP/HH Park Plaza, Limited Partnership purchased the Hotel on June 2, 2011 from 20 & 50 Park Plaza Complex, LLC. The statements of financial position of RP/HH Park Plaza, Limited Partnership as of March 31, 2013 (unaudited) and December 31, 2012 (audited) and the related statements of operations, changes in partners’ capital and cash flows for the three months ended March 31, 2013 and 2012 (unaudited) and the year then ended December 31, 2012 (audited) are attached hereto as Exhibit 99.1 and incorporated by reference herein. The audited consolidated statement of financial position of the RP/HH Park Plaza, Limited Partnership as of December 31, 2011 and the related consolidated statements of operations, changes in partners’ capital and cash flows for the period from June 2, 2011 (Date of Inception) through December 31, 2011 are attached hereto as Exhibit 99.2 and incorporated by reference herein. The audited special purpose financial statements of the Hotel, including statements of revenues and direct expenses for the period from January 1, 2011 through June 1, 2011 and for the year ended December 31, 2010, are attached hereto as Exhibit 99.3 and incorporated by reference herein.

(b)         Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of the Company as of March 31, 2013, and the unaudited pro forma consolidated statements of operations of the Company for the three months ended March 31, 2013 and the year ended December 31, 2012 are attached hereto as Exhibit 99.4 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: July 17, 2013	By:	/s/ Bryan A. Giglia
Bryan A. Giglia
(Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP
23.2	Consent of PricewaterhouseCoopers LLP
99.1	RP/HH Park Plaza, Limited Partnership Financial Statements as of March 31, 2013 and December 31, 2012, and for the three months ended March 31, 2013 and 2012 and the year ended December 31, 2012
99.2	RP/HH Park Plaza, Limited Partnership Consolidated Financial Statements as of December 31, 2011, and for the period from June 2, 2011 (Date of Inception) through December 31, 2011
99.3	Boston Park Plaza Hotel Special Purpose Financial Statements for the period from January 1, 2011 through June 1, 2011 and the year ended December 31, 2010
99.4

Sunstone Hotel Investors, Inc.’s Unaudited Pro Forma Condensed Consolidated Financial Statements as of March 31, 2013, and for the three months ended March 31, 2013 and the year ended December 31, 2012